Exhibit 99.1

Separation of Armstrong Flooring, Inc.

On April 1, 2016, Armstrong World Industries, Inc. (“AWI” or the “Company”) completed the previously announced separation (the “Separation”) of its Resilient Flooring and Wood Flooring segments into a separate and independent public company, Armstrong Flooring, Inc. (“AFI”).  Beginning in the second quarter of 2016, AFI’s historical financial results for periods prior to April 1, 2016 were reflected in the Company’s Condensed Consolidated Financial Statements as a discontinued operation.

The following consolidated summary financial information for the year ended December 31, 2015 presents unaudited results of AWI. Such unaudited summary financial information was derived from the historical consolidated financial statements of AWI, which were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

	Year Ended December 31, 2015
(amounts in millions)	Historical AWI (as reported)	Discontinued Operation - AFI (a)	AWI Continuing Operations
Net sales	$2,420.0	$1,188.7	$1,231.3
Cost of goods sold	1,817.2	962.3	854.9
Gross profit	602.8	226.4	376.4
Selling, general and administrative expenses	447.2	179.5	267.7
Separation costs	34.3	-	34.3
Equity earnings from joint venture	(66.1)	-	(66.1)
Operating income	$187.4	$46.9	$140.5

(a)

Reflects the operations of AFI.  Cost of goods sold and selling, general and administrative expenses for AFI include certain historical costs of employee benefits that were previously categorized as unallocated corporate costs.  Expense categories exclude certain general corporate overhead expenses that were allocated to AFI in its historical financial statements that do not meet the requirements to be presented in discontinued operations and are presented as part of AWI’s continuing operations.

The following table presents consolidated summary financial information for AWI on a continuing operations basis for each quarterly period-end and for the year ended December 31, 2015:

	CONSOLIDATED RESULTS FROM CONTINUING OPERATIONS
(amounts in millions)	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Year Ended December 31, 2015
Net sales	$292.0	$306.1	$335.9	$297.3	$1,231.3
Cost of goods sold	202.9	214.6	224.8	212.6	854.9
Gross profit	89.1	91.5	111.1	84.7	376.4
Selling, general and administrative expenses	64.3	61.6	64.0	77.8	267.7
Separation costs	4.3	5.1	7.4	17.5	34.3
Equity earnings from joint venture	(13.6)	(16.4)	(19.6)	(16.5)	(66.1)
Operating income	$34.1	$41.2	$59.3	$5.9	$140.5

Reporting Segments

Effective April 1, 2016, AWI disaggregated its former Building Products operating segment into three distinct geographical segments:  Americas; Europe, Middle East and Africa (“EMEA”); and Pacific Rim. In

addition, effective January 1, 2016, in anticipation of the Separation, the majority of AWI’s historical corporate support functions were incorporated into the Company’s Americas segment.

The unaudited reclassified summary segment financial information presented below is provided to reflect the disaggregation of the Company’s former Building Products segment and to present the impact of the incorporation of historical corporate support functions into the Company’s Americas segment for each quarterly period-end and for the year ended December 31, 2015.

(amounts in millions)	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Year Ended December 31, 2015
Net sales to external customers
Americas	$191.3	$202.7	$221.5	$189.6	$805.1
EMEA	70.5	68.6	78.2	72.6	289.9
Pacific Rim	30.2	34.8	36.2	35.1	136.3
Total net sales to external customers	$292.0	$306.1	$335.9	$297.3	$1,231.3

(amounts in millions)	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Year Ended December 31, 2015
Segment operating income (loss)
Americas	$64.4	$71.9	$88.7	$58.5	$283.5
EMEA	(2.1)	(6.2)	1.3	(4.9)	(11.9)
Pacific Rim	(2.5)	(1.5)	(0.2)	(2.6)	(6.8)
Unallocated Corporate	(25.7)	(23.0)	(30.5)	(45.1)	(124.3)
Total consolidated operating income	$34.1	$41.2	$59.3	$5.9	$140.5

Supplemental Reconciliations of GAAP to non-GAAP Results (unaudited)

To supplement its consolidated financial statements presented in accordance with GAAP, the Company provides additional measures of performance adjusted to exclude the impact of foreign exchange, restructuring charges and related costs, impairments, the non-cash impact of the U.S. pension plan, separation costs and certain other gains and losses. Adjusted figures are reported in comparable dollars using the budgeted exchange rate for 2015. The Company uses these adjusted performance measures in managing the business, including communications with its Board of Directors and employees, and believes that they provide users of this financial information with meaningful comparisons of operating performance between current results and results in prior periods. The Company believes that these non-GAAP financial measures are appropriate to enhance understanding of its past performance, as well as prospects for its future performance.  These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.

Certain line items for the first two quarters of 2015 presented within the tables below have been restated from amounts reported in an exhibit to the Company’s Current Report on Form 8-K dated July 29, 2016 as follows: (i) comparability adjustments to Comparable Base EBITDA resulting in the removal of $5M of unallocated Comparable Base EBITDA losses (for the Company’s unallocated corporate segment), and (ii) corrections to the Corporate Cost allocations to each geographical segments resulting in a net increase to consolidated Comparable Base EBITDA by $1 million.

	CONSOLIDATED RESULTS FROM CONTINUING OPERATIONS
(amounts in millions)	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Year Ended December 31, 2015
Comparable Base EBITDA	$64	$71	$97	$64	$296
Corporate cost adjustments (a)	4	2	5	9	20
Adjusted EBITDA	$60	$69	$92	$55	$276
D&A (b)	(19)	(19)	(21)	(19)	(78)
Operating Income, Adjusted	$41	$50	$71	$36	$198
Non-cash impact of U.S. pension	3	4	4	4	15
Separation expenses	4	5	8	17	34
Cost reduction initiatives	-	-	-	7	7
Foreign exchange impact	-	-	(1)	2	1
Operating Income, As Reported	$34	$41	$60	$6	$141

	AMERICAS
(amounts in millions)	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Year Ended December 31, 2015
Comparable Base EBITDA	$62	$72	$87	$58	$279
Corporate cost adjustments (a)	(15)	(14)	(16)	(16)	(61)
Adjusted EBITDA	$77	$86	$103	$74	$340
D&A (b)	(10)	(11)	(11)	(11)	(43)
Operating Income, Adjusted	$67	$75	$92	$63	$297
Non-cash impact of U.S. pension	3	4	4	4	15
Foreign exchange impact	-	(1)	(1)	-	(2)
Operating Income, As Reported	$64	$72	$89	$59	$284

	EMEA
(amounts in millions)	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Year Ended December 31, 2015
Comparable Base EBITDA	$3	$(1)	$8	$2	$12
Corporate cost adjustments (a)	1	1	2	1	5
Adjusted EBITDA	$2	$(2)	$6	$1	$7
D&A (b)	(4)	(3)	(4)	(4)	(15)
Operating Income (Loss), Adjusted	$(2)	$(5)	$2	$(3)	$(8)
Cost reduction initiatives	-	-	-	2	2
Foreign exchange impact	-	1	1	-	2
Operating Income (Loss), As Reported	$(2)	$(6)	$1	$(5)	$(12)

	PACIFIC RIM
(amounts in millions)	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Year Ended December 31, 2015
Comparable Base EBITDA	$(1)	$-	$2	$4	$5
Corporate cost adjustments (a)	-	-	1	(2)	(1)
Adjusted EBITDA	$(1)	$-	$1	$6	$6
D&A (b)	(3)	(2)	(2)	(2)	(9)
Operating Income (Loss), Adjusted	$(4)	$(2)	$(1)	$4	$(3)
Cost reduction initiatives	-	-	-	5	5
Foreign exchange impact	(2)	-	(1)	2	(1)
Operating (Loss), As Reported	$(2)	$(2)	$-	$(3)	$(7)

	UNALLOCATED CORPORATE
(amounts in millions)	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Year Ended December 31, 2015
Comparable Base EBITDA	$-	$-	$-	$-	$-
Corporate cost adjustments (a)	18	15	18	26	77
Adjusted EBITDA	$(18)	$(15)	$(18)	$(26)	$(77)
D&A (b)	(2)	(3)	(4)	(2)	(11)
Operating (Loss), Adjusted	$(20)	$(18)	$(22)	$(28)	$(88)
Separation expenses	4	5	8	17	34
Foreign exchange impact	2	-	-	-	2
Operating (Loss), As Reported	$(26)	$(23)	$(30)	$(45)	$(124)

(a)

Includes adjustments to Corporate costs and geographic allocations of Corporate support functions due to the Separation to assist in comparison to 2016 AWI results.  The adjustments include changes in geographic allocations and removal of certain costs not applicable to the current AWI structure.

(b)

Excludes accelerated depreciation associated with cost reduction initiatives reflected below.  Actual D&A as reported was: $19.0 million for the three months ended March 31, 2015; $19.3 million for the three months ended June 30, 2015; $19.7 million for the three months ended September 30, 2015; $21.2 million for the three months ended December 31, 2015; and $79.2 million for the year ended December 31, 2015.

4